Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

(7)Income Taxes

Prior to the Business Combination, Inspirato LLC, was treated as a pass-through entity for U.S. federal income tax purposes, and as such, was generally not subject to U.S. federal income tax at the entity level. Rather, the tax liability with respect to its taxable income was passed through to its unit holders. Therefore, no provision or liability for federal income tax has been included in our consolidated financial statements prior to the Closing Date.

The components of income (loss) before income tax are as follows:

	For the year ended December 31,
	2020	2021	2022

	(in thousands)
Domestic	$(2,936)	$(24,299)	$(53,885)
Foreign	2,396	2,081	3,603
Loss before income tax expense	$(540)	$(22,218)	$(50,282)

Major components of income tax provision (benefit) are as follows:

	For the year ended December 31,
	2020	2021	2022

	(in thousands)
Current:
Federal	$—	$—	$—
State	—	—	—
Foreign	—	—	799
Total current	$—	$—	$799
Deferred:
Federal	$—	$—	$—
State	—	—	—
Foreign	—	—	—
Total deferred	—	—	—
Total income tax expense	$—	$—	$799

The Company’s income tax provision differs from the amounts computed by applying the U.S. federal income tax rate of 21% to pretax loss as a result of the following:

	For the year ended December 31,
	2020	2021	2022

	(in thousands)
U.S. federal tax (expense) benefit at statutory rate	0.0%	0.0%	21.0%
State tax, net of federal benefit	0.0%	0.0%	0.8%
Foreign rate differential	0.0%	0.0%	(1.6)%
Net impact of noncontrolling interest and non-partnership operations on partnership outside basis	0.0%	0.0%	(11.2)%
Change in valuation allowance	0.0%	0.0%	(10.6)%
Total income tax expense	0.0%	0.0%	(1.6)%

The types of temporary differences that give rise to significant portions of the Company’s deferred tax assets and liabilities are set forth below:

	For the year ended December 31,
	2021	2022

Deferred tax assets:	(in thousands)
Net operating loss carryforwards	$—	$24,501
Investment in Inspirato LLC	—	7,514
Start-up Costs	—	1,161
Total Deferred tax assets	$—	$33,176
Deferred tax liabilities:
Investment in Inspirato LLC	$—	$—
Total deferred tax liabilities	$—	$—
Valuation allowance	—	(33,176)
Net deferred tax assets	$—	$—

As of December 31, 2022, the Company had approximately $101 million of U.S. federal net operating loss (“NOL”) carryovers available to offset future taxable income. Of the $101 million of U.S. federal NOL, $65 million is subject to expiration beginning in 2031. As of December 31, 2022, the Company had approximately $71 million of state NOL carryovers available to offset future taxable income. State NOLs begin to expire at various dates beginning in 2031.

The Company has assessed its ability to realize its deferred tax assets and has recorded a valuation allowance against such assets to the extent that, based on the weight of all available evidence, it is more likely than not that all or a portion of the deferred tax assets will not be realized. In assessing the likelihood of future realization of its deferred tax assets, the Company placed a significant amount of weight on its history of generating U.S. tax losses, including in the current year. The increase in the valuation allowance each period was primarily related to U.S. federal and state tax losses incurred during the period.

The future utilization of federal net operating loss carryforwards generated after 2017 is limited to 80% of taxable income. An additional limitation applies to the use of federal net operating loss and credit carryforwards, under Section 382 of the Internal Revenue Code of 1986, as amended, that is applicable if the Company experiences an “ownership change.” The Company has experienced various “owner shifts” in prior years. The resulting Section 382 limitations are not expected to materially impact the Company’s ability to utilize carryforwards. Future changes in the ownership of the Company could further limit the Company’s ability to utilize its NOLs and credits.

Tax Receivable Agreement

Inspirato Incorporated has obtained an increase in its share of the tax basis in the net assets of Inspirato LLC when New Common Units are exchanged by the Continuing Inspirato Members and other qualifying transactions. As described in Note 3 — Reverse Recapitalization, each change in outstanding shares of Class A Common Stock results in a corresponding increase or decrease in Inspirato Incorporated’s ownership of New Common Units. The Company intends to treat any exchanges of New Common Units as direct purchases of LLC interests for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that Inspirato Incorporated would otherwise pay in the future to various taxing authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

In connection with the Business Combination, the Company entered into a Tax Receivable Agreement (the “TRA”). Under the TRA, the Company generally will be required to pay to the Continuing Inspirato Members 85% of the amount of cash savings, if any, in U.S. federal, state or local tax that the Company realizes directly or indirectly (or are deemed to realize in certain circumstances) as a result of (i) certain tax attributes created as a result of any sales or exchanges (as determined for U.S. federal income tax purposes) to or with the Company of their interests in Inspirato for shares of Inspirato Incorporated’s Class A common stock or cash, including any basis adjustment relating to the assets of Inspirato and (ii) tax benefits attributable to payments made under the TRA (including imputed interest). The Company expects to benefit from the remaining 15% of any tax benefits that it may actually realize. To the extent that the Company is unable to timely make payments under the TRA for any reason, such payments generally will be deferred and will accrue interest until paid.

Uncertain tax positions

Based on the Company’s analysis of tax positions taken on income tax returns filed, no uncertain tax positions existed as of December 31, 2022. Inspirato Incorporated was formed in July 2020 and did not engage in significant operations prior to the Business Combination and associated organizational transactions. Inspirato LLC is treated as a partnership for U.S. federal and state income tax purposes and has filed income tax returns for years through 2021.

The Company’s policy for recording interest and penalties associated with unrecognized tax benefits is to record such interest and penalties as interest expense and as a component of general and administrative expense, respectively. There were no amounts accrued for interest or penalties for the years ending December 31, 2021 and 2022. Management does not expect any material changes in its unrecognized tax benefits in the next year.

The Company operates in multiple tax jurisdictions and, in the normal course of business, its tax returns are subject to examination by various taxing authorities. Such examinations may result in future assessments by these taxing authorities. All tax years generally remain open to examination within the statute of limitations in taxing jurisdictions to which the Company is subject.